Exhibit 10.5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			J	1	18

2. AMENDMENT/MODIFICATION NO. 02		3. EFFECTIVE DATE 04-Jun-2010	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

CODE		M67854	CODE	S1103A
6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010			7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, (INC) OTIS BYRD 9801 HWY 78 STE 3 LADSON, SC 29456-3802			☐	9A. AMENDMENT OF SOLICITATION NO.
			☐	9B. DATED (SEE ITEM 11)
			☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0018

CODE: 1EFH8		FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 23-Apr-2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.     ☐ is extended.  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
43.103(a) Bilateral Agreement of Both Parties

☐	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  wychesea103522

The purpose of this modification is to order:

1. CLIN3119 - CAT I AFES Modernization Kits, and

2. CLIN 3120 - CAT II AFES Modernization Kits.

All other contract terms and conditions remain in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) R. S. Dolfi, Director of Contracts		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER TEL: EMAIL:

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
		03 Jun 2010	By	4 June 10
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPROVED BY OIRM 11-84	Prescribed by GSA
FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				J	1	18

2. AMENDMENT/MODIFICATION NO. 02		3. EFFECTIVE DATE 04-Jun-2010	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE		5. PROJECT NO. (If applicable)

CODE		M67854	CODE		S1103A
6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010			7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, (INC) OTIS BYRD 9801 HWY 78 STE 3 LADSON, SC 29456-3802				☐	9A. AMENDMENT OF SOLICITATION NO.
				☐	9B. DATED (SEE ITEM 11)
				☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0018

CODE: 1EFH8		FACILITY CODE		☒	10B. DATED (SEE ITEM 13) 23-Apr-2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.     ☐ is extended.  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

☐	B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
43.103(a) Bilateral Agreement of Both Parties

☐	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  wychesea103522

The purpose of this modification is to order:

1. CLIN3119 - CAT I AFES Modernization Kits, and

2. CLIN 3120 - CAT II AFES Modernization Kits.

All other contract terms and conditions remain in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER TEL: EMAIL:

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
			By		4 June 10

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(Signature of person authorized to sign)	(Signature of Contracting Officer)
EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $46,102,093.00 from $2,715,206.62 to $48,817,299.62.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0045 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3119			Each	$ [***]	$	[***]
CAT I - AFES Modernization Kits
FFP
The contractor shall provide CAT I AFES Modernization kits for the A1Cougar Vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. Reference:
FP09-0124
FOB: Destination

				NET AMT	$	[***]

SUBCLIN 3119AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3119AA		[***]	Each	$ [***]	$	[***]
CAT I - AFES Modernization Kits
FFP
The contractor shall provide CAT I AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Air Force.
Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC00441
PURCHASE REQUEST NUMBER: M9545009RC004410015

				NET AMT	$	[***]

	ACRN AF				$	[*** ]
CIN: M9545009RC00441000150007

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SUBCLIN 3119AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3119AB		[***]	Each	$ [***]	$	[***]
CAT I - AFES Modernization Kits
FFP
The contractor shall provide CAT I AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Navy.
Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC00442
PURCHASE REQUEST NUMBER: M9545009RC004420008

				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: M9545009RC0044200080007

SUBCLIN 3119AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3119AC		[***]	Each	$ [***]	$	[***]
CAT I - AFES Modernization Kits
FFP

The contractor shall provide CAT I AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Marine Corps.

Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC86899
PURCHASE REQUEST NUMBER: M9545009RC868990014

				NET AMT	$	[***]

	ACRN AB				$	[***]
CIN: M9545009RC8689900140015

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SUBCLIN 3119AD is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3119AD		[***]	Each	$ [***]	[*** ]
CAT I - AFES Modernization Kits
FFP
The contractor shall provide CAT I AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Army.
Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC00440
PURCHASE REQUEST NUMBER: M9545009RC004400010

				NET AMT	$	[***]

	ACRN AE				$	[***]
CIN: M9545009RC0044000100004

CLIN 3120 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3120			Each	$ [***]	$	[***]
CAT I - AFES Modernization Kits
FFP
The contractor shall provide CAT II AFES Modernization kits for the A1Cougar
Vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1
Kit.
FOB: Destination

				NET AMT	$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SUBCLIN 3120AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3120AA		[***]	Each	$ [***]	[***]
CAT II - AFES Modernization Kits
FFP
The contractor shall provide CAT II AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Air Force.
Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC00441
PURCHASE REQUEST NUMBER: M9545009RC004410015

				NET AMT	$ [***]

	ACRN AF				[***]
CIN: M9545009RC0041000150008

SUBCLIN 3120AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3120AB		[***]	Each	$ [***]	$	[***]
CAT II - AFES Modernization Kits
FFP
The contractor shall provide CAT II AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Navy.
Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC00442
PURCHASE REQUEST NUMBER: M9545009RC004420008

				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: M9545009RC0044200080008

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SUBCLIN 3120AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3120AC		[***]	Each	$ [***]	[***]
CAT II - AFES Modernization Kits
FFP

The contractor shall provide CAT II AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Marine Corps.

Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC86899
PURCHASE REQUEST NUMBER: M9545009RC868990014

				NET AMT	$	[***]

	ACRN AB				$	[***]
CIN: M9545009RC8689900140016

SUBCLIN 3120AD is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3120AD		[***]	Each	$ [***]	$	[***]
CAT II - AFES Modernization Kits
FFP
The contractor shall provide CAT II AFES Modernization kits for the A1 Cougar vehicles IAW FPII proposal FP09-0124. The Unit of Issue of 1 Each is equal to 1 Kit. These kits are for the US Army.
Reference: FP09-0124
FOB: Destination
MILSTRIP: M9545009RC00440
PURCHASE REQUEST NUMBER: M9545009RC004400010

				NET AMT	$	[***]

	ACRN AE				$	[***]
CIN: M9545009RC0044000100005

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule for CLIN 3119:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3119AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3119AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3119AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3119AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for CLIN 3120:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3120AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3120AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3120AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 3120AD:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule has been added to SUBCLIN 3119AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3119AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3119AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-APR-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-MAR-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

28-FEB-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JAN-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

The following Delivery Schedule has been added to SUBCLIN 3119AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-MAR-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

28-FEB-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JAN-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3120AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3120AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

The following Delivery Schedule has been added to SUBCLIN 3120AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

28-FEB-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JAN-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

The following Delivery Schedule has been added to SUBCLIN 3120AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-MAR-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

28-FEB-2011	[***]	(TRAFFIC MANAGEMENT OFFICER) ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-JAN-2011	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

29-OCT-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2010	[***]	TRAFFIC MANAGEMENT OFFICER TMO MCLC PROJECT CODE PLR ATTN: JOHN CRUZ BLDG 1241 DR 13 ALBANY GA 31704-1128 229-639-5902 FOB: Destination	M99933

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $46,102,093.00 from $2,715,206.62 to $48,817,299.62.

SUBCLIN 3119AA:

Funding on SUBCLIN 3119AA is initiated as follows:

ACRN:  AF

CIN:  M9545009RC00441000150007

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase  $[***]

Total: $[***]

SUBCLIN 3119AB:
Funding on SUBCLIN 3119AB is initiated as follows:

ACRN: AD

CIN: M9545009RC0044200080007

Acctng Data: 1781810K5XG 312 9B616 1 068688 2D CMQ700

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

Increase:  $[***]

Total:  $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

SUBCLIN 3119AC:
Funding on SUBCLIN 3119AC is initiated as follows:

ACRN: AB

CIN: M9545009RC8689900140015

Acctng Data: 17811096520 250 67854 067443 2D 652005

Increase:  $[***]

Total:  $[***]

Cost Code: 9RC869915P5

SUBCLIN 3119AD:
Funding on SUBCLIN 3119AD is initiated as follows:

ACRN: AE

CIN: M9545009RC0044000100004

Acctng Data: 2182035MRAP 310 67854 067443 2D 2035MR

Increase:  $[***]

Total:  $[***]

Cost Code: 9RC0044015US

SUBCLIN 3120AA:
Funding on SUBCLIN 3120AA is initiated as follows:

ACRN: AF

CIN: M9545009RC0041000150008

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase:  $[***]

Total:  $[***]

SUBCLIN 3120AB:
Funding on SUBCLIN 3120AB is initiated as follows:

ACRN: AD

CIN: M9545009RC0044200080008

Acctng Data: 1781810K5XG 312 9B616 1 068688 2D CMQ700

Increase:  $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001802

Total:  $[***]

SUBCLIN 3120AC:
Funding on SUBCLIN 3120AC is initiated as follows:

ACRN: AB

CIN: M9545009RC8689900140016

Acctng Data: 17811096520 250 67854 067443 2D 652005

Increase:  $[***]

Total:  $[***]

Cost Code: 9RC8689915P5

SUBCLIN 3120AD:
Funding on SUBCLIN 3120AD is initiated as follows:

ACRN: AE

CIN: M9545009RC0044000100005

Acctng Data: 2182035MRAP 310 67854 067443 2D 2035MR

Increase:  $[***]

Total:  $[***]

Cost Code: 9RC0044015US

(End of Summary of Changes)